THE MANAGERS FUNDS

MANAGERS MONEY MARKET FUND

Supplement dated December 5, 2008 to the Prospectus dated April 1, 2008

(as supplemented May 16, 2008, September 12, 2008, September 15, 2008, October 8, 2008,

October 17, 2008, and October 23, 2008)

The following information supplements and supersedes any information to the contrary relating to the Managers Money Market Fund, a series of The Managers Funds (the “Money Market Fund”), contained in the Money Market Fund’s Prospectus dated April 1, 2008, as supplemented May 16, 2008, September 12, 2008, September 15, 2008, October 8, 2008, October 17, 2008, and October 23, 2008 (the “Prospectus”).

On December 4, 2008, the Board of Trustees of The Managers Funds approved the continued participation by the Money Market Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Subject to certain conditions and limitations, in the event that the per share value of the Money Market Fund falls below $0.995 and the Money Market Fund liquidates its holdings, the Program will provide coverage to shareholders who held shares in the Money Market Fund on September 19, 2008 for up to $1.00 per share for the lesser of either the number of shares the investor held in the Money Market Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be covered by the Program. In addition, if an investor closes his or her account with the Money Market Fund, a broker-dealer, or other intermediary where the shares were originally held, any future investment in the Money Market Fund will not be guaranteed. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Program is funded from assets in the Exchange Stabilization Fund (the “ESF”). Payments to shareholders under the Program will depend on the availability of assets in the ESF. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

In addition to the payment the Money Market Fund made for participation in the initial three-month term of the Program, extended participation in the Program (i.e., for the period from December 19, 2008 through April 30, 2009) requires a non-refundable program extension payment to the U.S. Department of the Treasury in the amount of 0.015% multiplied by the number of outstanding shares of the Money Market Fund as of September 19, 2008. This expense will be borne by the Money Market Fund without regard to any expense limitation currently in effect for the Money Market Fund, if applicable, and will be borne by all shareholders, regardless of whether their shares are covered by the Program. The Secretary of the Treasury may continue the Program beyond the extension period through the close of business on September 18, 2009. If the Program is extended again, the Board of Trustees will consider whether to continue the Money Market Fund’s participation in the Program.

You can contact the Money Market Fund at 1-800-835-3879 for more information regarding the Money Market Fund’s participation in the Program or any other questions you may have about the Money Market Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE